Exhibit 10.9

BASIC LEASE INFORMATION



Lease Date:                                 April 30, 1998

Tenant:                     ADEPT TECHNOLOGY, INC., a California corporation

Address of Tenant:                4659 Las Positas Road, Suite C
                                      Livermore, CA 94550

Landlord:         THE JOSEPH AND EDA PELL REVOCABLE TRUST DATED AUGUST 18, 1989

Address of Landlord:            100 Smith Ranch Road, Suite 325
                                      San Rafael, CA 94903

Project Description:             Arroyo Business Center, Livermore, CA

Building Description:          Building "B" at Arroyo Business Center

Premises:              Approximately 12,862 square feet of industrial space

Permitted Uses:          Office administration, and light manufacturing
                                   and assembly of products

Scheduled Term
Commencement Date: One hundred twenty (120) after the date of Landlord's selection of the Contractor in accordance with the Tenant Improvement Work Letter attached to this Lease as Exhibit F

Length of Term:                        Five (5) years

Rent:

   Base Rent:           Lease Months    Rent/Square Foot/Month Monthly Base Rent
   $12,090.28              1-30           $0.94
   $13,376.48             31-60           $1.04

 Estimated First Year Basic

        Operating Cost:            $2,315.16/month


Security Deposit:                  $12,090.28

Tenant's Proportionate Share:      15.8%


The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

                               TABLE OF CONTENTS

BASIC LEASE INFORMATION ....................................................   1
PREMISES ...................................................................   3
POSSESSION AND LEASE COMMENCEMENT ..........................................   3
TERM .......................................................................   3
USE ........................................................................   3
RULES AND REGULATIONS ......................................................   5
RENT .......................................................................   5
BASIC OPERATING COSTS ......................................................   5
INSURANCE AND INDEMNIFICATION ..............................................   7
WAIVER OF SUBROGATION ......................................................   7
HAZARDOUS SUBSTANCES .......................................................   8
LANDLORD'S REPAIRS AND SERVICES ............................................   9
TENANT'S REPAIRS ...........................................................   9
ALTERATIONS ................................................................  10
SIGNS ......................................................................  10
INSPECTION/POSTING NOTICES .................................................  11
UTILITIES ..................................................................  11
SUBORDINATION ..............................................................  11
FINANCIAL STATEMENTS .......................................................  12
ESTOPPEL CERTIFICATES ......................................................  12
SECURITY DEPOSIT ...........................................................  12
TENANT'S REMEDIES ..........................................................  12
ASSIGNMENT AND SUBLETTING ..................................................  12
QUIET ENJOYMENT ............................................................  13
CONDEMNATION ...............................................................  13
CASUALTY DAMAGE ............................................................  13
HOLDING OVER ...............................................................  14
DEFAULT ....................................................................  15
LIENS ......................................................................  17

SUBSTITUTION ...............................................................  17
TRANSFERS BY LANDLORD ......................................................  17
RIGHT OF LANDLORD TO PERFORM
TENANT'S COVENANTS .........................................................  17
WAIVER .....................................................................  18
NOTICES ....................................................................  18
ATTORNEYSO FEES ............................................................  18
SUCCESSORS AND ASSIGNS .....................................................  18
FORCE MAJEURE ..............................................................  18
MISCELLANEOUS ..............................................................  18
ADDITIONAL PROVISIONS ......................................................  19

LEASE

THIS LEASE is made as of April 30, 1998 between The Joseph and Eda Pell Revocable Trust Dated August 18, 1989 ("Landlord") and Adept Technology, Inc., a California corporation ("Tenant").


PREMISES

Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereafter set forth, those premises (the "Premises") shown by cross-hatch on Exhibit A attached hereto and inpose requirements respecting impound accounts in conflict with "applicable law;" provide for the application of insurance or condemnation?????????


                             BASIC LEASE INFORMATION



Lease Date:                                 April 30, 1998

Tenant:                      ADEPT TECHNOLOGY, INC., a California corporation

Address of Tenant:                   4659 Las Positas Road, Suite C
                                          Livermore, CA 94550

Landlord:          THE JOSEPH AND EDA PELL REVOCABLE TRUST DATED AUGUST 18, 1989

Address of Landlord:               100 Smith Ranch Road, Suite 325
                                        San Rafael, CA 94903

Project Description:            Arroyo Business Center, Livermore, CA

Building Description:         Building "B" at Arroyo Business Center

Premises:               Approximately 12,862 square feet of industrial space

Permitted Uses:            Office administration, and light manufacturing
                                     and assembly of products

Scheduled Term
Commencement Date: One hundred twenty (120) after the date of Landlord's selection of the Contractor in accordance with the Tenant Improvement Work Letter attached to this Lease as Exhibit F

Length of Term:                          Five (5) years

Rent:

Base Rent:      Lease Months       Rent/Square Foot/Month      Monthly Base Rent
$12,090.28          1-30                   $0.94
$13,376.48         31-60                   $1.04

Estimated First Year Basic
        Operating Cost:             $2,315.16/month

Security Deposit:                   $12,090.28

Tenant's Proportionate Share:       15.8%



The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.


                               TABLE OF CONTENTS

BASIC LEASE INFORMATION ....................................................   1
PREMISES ...................................................................   3

POSSESSION AND LEASE COMMENCEMENT ..........................................   3
TERM .......................................................................   3
USE ........................................................................   3
RULES AND REGULATIONS ......................................................   5
RENT .......................................................................   5
BASIC OPERATING COSTS ......................................................   5
INSURANCE AND INDEMNIFICATION ..............................................   7
WAIVER OF SUBROGATION ......................................................   7
HAZARDOUS SUBSTANCES .......................................................   8
LANDLORD'S REPAIRS AND SERVICES ............................................   9
TENANT'S REPAIRS ...........................................................   9
ALTERATIONS ................................................................  10
SIGNS ......................................................................  10
INSPECTION/POSTING NOTICES .................................................  11
UTILITIES ..................................................................  11
SUBORDINATION ..............................................................  11
FINANCIAL STATEMENTS .......................................................  12
ESTOPPEL CERTIFICATES ......................................................  12
SECURITY DEPOSIT ...........................................................  12
TENANT'S REMEDIES ..........................................................  12
ASSIGNMENT AND SUBLETTING ..................................................  12
QUIET ENJOYMENT ............................................................  13
CONDEMNATION ...............................................................  13
CASUALTY DAMAGE ............................................................  13
HOLDING OVER ...............................................................  14
DEFAULT ....................................................................  15
LIENS ......................................................................  17
SUBSTITUTION ...............................................................  17
TRANSFERS BY LANDLORD ......................................................  17
RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS ............................  17
WAIVER .....................................................................  18
NOTICES ....................................................................  18
ATTORNEYS' FEES ............................................................  18
SUCCESSORS AND ASSIGNS .....................................................  18
FORCE MAJEURE ..............................................................  18
MISCELLANEOUS ..............................................................  18
ADDITIONAL PROVISIONS ......................................................  19


LEASE


THIS LEASE is made as of April 30, 1998 between The Joseph and Eda Pell Revocable Trust Dated August 18, 1989 ("Landlord") and Adept Technology, Inc., a California corporation ("Tenant").

PREMISES Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereafter set forth, those premises (the "Premises") shown by cross-hatch on Exhibit A attached hereto and incorporated herein by reference and described in the Basic Lease Information. The Premises may be all or part of the building (the "Building") or of the project (the "Project") which may consist of more than one building. The Building and Project are depicted on Exhibit A.

  Tenant shall have the right during the Term of this Lease to the nonexclusive use of the common corridors and hallways, stairwells, restrooms, and other public or common areas of the Building, if any, subject to the Rules and Regulations (as hereinafter defined).

POSSESSION
AND LEASE
COMMENCEMENT In the event this Lease pertains to a Premises in which the interior improvements have already been constructed (existing improvements), the provisions of this Paragraph 2.A shall apply and the Term Commencement Date shall be the earlier of the date on which (1) Tenant takes possession of some or all of the Premises, or (2) Landlord delivers the Premises to Tenant. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to deliver the same, which date shall then be deemed the Term Commencement Date. Tenant shall not be liable for any Rent for any period prior to delivery of the Premises. Tenant acknowledges that it has inspected and accepts the Premises in their present condition as suitable for the purpose for which the Premises are leased. Tenant agrees that said Premises and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the condition or repair of the Premises, nor promises to alter, remodel, or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease.

  In the event this Lease pertains to a Building to be constructed or improvements to be constructed within a Building, the provisions of this Paragraph 2.B shall apply in lieu of the provisions of Paragraph 2.A above and the Term Commencement Date shall be the earlier of the date on which (1) Tenant takes possession of some or all of the Premises (subject to Section 42) or (2) Landlord delivers possession of the Premises to Tenant Substantially Complete (as defined in the Tenant Improvement Work Letter attached hereto as Exhibit F and incorporated herein) in accordance with the plans and specifications described on Exhibit B attached hereto and incorporated herein by reference (the "Plans"). Tenant shall, upon demand on or after the Term Commencement Date, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

If for any reason Landlord cannot deliver possession of the Premises to Tenant on the

Scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to deliver the same, which date shall then be deemed the Term Commencement Date; provided, however, that if Landlord does not deliver possession of the Premises on or before the date that is one hundred twenty (120) days after the Scheduled Term Commencement Date (the "Outside Date"), Tenant's sole remedy shall be the right to deliver a notice to Landlord (the "Outside Date Termination Notice") electing to terminate this Lease effective on Landlord's receipt of the Outside Date Termination Notice. The Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, no earlier than the Outside Date and no later than five (5) business days after the Outside Date.

Within ten (10) days after Landlord's request, Tenant shall execute a lease confirmation in the form attached hereto as Exhibit C and incorporated herein by reference.

TERM The Term of this Lease shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length and Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date (the date on which the Term ends, the "Expiration Date").

USE Tenant shall use the Premises for the Permitted Use and for no other use or purpose without prior written consent of Landlord. Tenant and its employees, customers, visitors, and licensees shall have the nonexclusive right to use, in common with other parties occupying the Buildings or Project, the parking areas and driveways of the Project, subject to the Rules and Regulations attached hereto as Exhibit D and incorporated herein, or such other reasonable rules and regulations as Landlord may from time to time reasonably prescribe (the "Rules and Regulations"), as follows:

         (1) Tenant shall be entitled to twenty-six (26) vehicle parking spaces, unreserved and unassigned, on those portions of the Project designated by Landlord for parking. Tenant shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks.

         (2) Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

         (3) If Tenant permits or allows any of the prohibited activities described in this Paragraph, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable on demand by Landlord.

  Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, nor take any action which would constitute a nuisance or would obstruct, endanger, or unreasonably disturb any other tenants of the Building or Project in which the Premises are situated or unreasonably interfere with their use of their respective premises. Tenant shall not receive, store or otherwise handle any product, material or merchandise which is toxic, harmful, explosive, highly flammable or combustible. Storage outside the Premises of materials, vehicles or any other items Landlord deems objectionable is prohibited without Landlord's prior written consent. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which endanger the structure, or place any harmful liquids in the drainage system of the Building or Project. No waste materials or refuse shall be dumped upon or permitted to remain outside the Premises except in trash containers placed inside exterior enclosures designated for that purpose by Landlord.

  Tenant shall not use the Premises or permit anything to be done in or about the Premises, the Building or the Project which will in any way conflict with any law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction now in force or which may hereafter be enacted or promulgated of any governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively, "Laws"). Tenant shall at its sole cost and expense obtain, maintain in effect and comply with any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall at its sole cost and expense promptly comply with all Laws and the requirements of any board of fire underwriters or other similar bodies now or hereinafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any actions against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation or requirement, shall be conclusive of such violation as between Landlord and Tenant. Tenant shall not do or permit anything to be done in, on or about the Premises or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, the Building or the Project, or upon any contents therein (unless Tenant pays for any such increase) or cause a cancellation of said insurance or otherwise adversely affect said insurance in any manner. Tenant shall indemnify, defend and hold Landlord and Landlord's affiliates, directors, officers, shareholders, partners, members, representatives, agents, employees, successors and assigns (collectively, "Landlord's Affiliates") harmless from and against any and all losses, costs, expenses, damages, claims, injuries, fines, penalties, liabilities and judgments (including, without limitation, attorneys' fees and costs) (collectively, "Liabilities") arising out of the failure of Tenant to comply with any Laws pertaining to its use of the Premises or comply with the requirements as set forth herein. Notwithstanding the foregoing, Tenant shall not be required to comply with Laws of general applicability requiring construction of improvements in the Premises which are properly capitalized under generally accepted accounting principles unless such compliance arises due to or is triggered by or in connection with Tenant's particular use of the Premises or Tenant's Alterations (as hereinafter defined).

RULES AND
REGULATIONS Tenant and Tenant's agents, employees, and invitees shall faithfully observe and comply with any rules and regulations Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or Project. Landlord shall not be responsible to Tenant for the noncompliance by any other tenant or occupant of the Building or Project with any of the rules and regulations. Landlord's current rules and regulations are attached hereto as Exhibit D and incorporated herein.

RENT Tenant shall pay to Landlord, without demand throughout the term, Rent as specified in the basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing. Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Rent commences on other than the first day of a month, then Rent shall be prorated and the prorated installments shall be paid on the first day of the calendar month next succeeding the Term Commencement Date.

BASIC
OPERATING
COSTS Basic Operating Cost. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as additional Rent, Tenant's Proportionate Share, as defined in the Basic Lease Information, of Basic Operating Cost in the manner set forth below. "Basic Operating Cost" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the management, maintenance, preservation and operation of the Project and its supporting facilities servicing the Project including, but not limited to, the following:

           All real estate taxes, possessory interest taxes, business or license taxes or fees, service payment in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charge, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees in lieu of any such tax or assessment) which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operations or the rent (or any portion or component thereof), except (a) inheritance or estate taxes imposed upon or assessed against the Project, or any part thereof or interest therein, and (b) taxes computed on the basis of the net income of Landlord or the owner of any interest therein.

           All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and cost of fire, casualty and liability coverage, rental abatement and special hazard insurance applicable to the Project and Landlord's personal property used in connection therewith; provided, however, that Landlord may, but shall not be obligated, to carry special hazard insurance covering losses caused by casualty not insured under standard fire and extended coverage insurance.

           Repairs, replacements and general maintenance for the Premises, Building and Project (except for those repairs expressly the responsibility of Landlord, those repairs paid for by proceeds of insurance or by Tenant or other third parties and alterations attributable solely to tenants of the Project other than Tenant).

           All maintenance, janitorial and service agreements and costs of supplies and equipment used in maintaining the Premises, Building and Project and the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, alarm service, window cleaning, elevator maintenance, Building exterior maintenance and landscaping.

           Utilities which benefit all or a portion of the Premises.

           A management and accounting cost recovery equal to ten percent (10%) of Basic Operating Cost.

          Capital expenditures made by Landlord after the Commencement Date for the purpose of reducing recurring expenses or that are required by Laws. The portion to be included each year in Basic Operating Cost shall be that fraction allocable to the year in question calculated by amortizing the total cost over the reasonable useful life of such improvement, determined in accordance with generally accepted accounting principles, with interest on the unamortized balance at ten percent (10%) per annum or such higher rate as may have been paid by Landlord for funds borrowed for the purpose of constructing such improvement, but in no event to exceed the highest rate permitted by law.

                  In the event that the Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Basic Operating Cost shall be computed as though the Building had been one hundred percent (100%) occupied; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Basic Operating Cost from all of the tenants in the Project including Tenant.

                  All costs and expenses shall be determined in accordance with general accepted accounting principles which shall be consistently applied. Basic Operating Cost shall not include the following: (i) specific costs incurred for the account of, separately billed to and paid by specific tenants; (ii) costs occasioned by casualties (but not deductible amounts, all of which shall be included in Basic Operating Cost), but only to the extent that Landlord is reimbursed from insurance proceeds;
(iii) costs incurred to comply with Laws applicable to the Project in effect and as interpreted by government authorities prior to the Lease Date; (iv) costs incurred in connection with negotiating and enforcing tenant leases; (v) depreciation and expense reserves; (vi) interest, charges, fees or amortization on mortgages or ground lease payments; (vii) subject to Paragraph 10, costs to investigate and remediate Hazardous Substances; and (viii) unless otherwise permitted by Paragraph 7.A.7, costs incurred by Landlord that are considered to be capital improvements or capital replacements under generally accepted accounting principles. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord's reasonable discretion, deems Tenant to be responsible for any amounts greater than its Proportionate Share, because Landlord has determined, in its reasonable judgment, that Tenant has used or consumed an item or service in an amount greater than its Proportionate Share, Landlord shall have the right to allocate costs in such manner Landlord deems appropriate and reasonable.

  Payment of Estimated Basic Operating Cost. "Estimated Basic Operating Cost" for any particular year shall mean Landlord's estimate of the Basic Operating Cost for such fiscal year made prior to commencement of such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods are so revised are reconciled with prior periods in accordance with generally accepted accounting principles applied in a consistent manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Basic Operating Cost for ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Basic Operating Costs with installments of Base Rent for the fiscal year to which the Estimated Basic Operating Costs applies in monthly installments on the first day of each calendar month during such year, in advance. If at any time during the course of the fiscal year, Landlord determines that Basic Operating Cost will apparently vary from the then Estimated Basic Operating Cost by more than ten percent (10%), Landlord may, by written notice to Tenant, revise the Estimated Basic Operating Cost for the balance of such fiscal year and Tenant shall pay Tenant's Proportionate Share of the Estimated Basic Operating Cost as so revised for the balance of the then current fiscal year on the first of each calendar month thereafter.

                    Computation of Basic Operating Cost Adjustment. "Basic Operating Cost Adjustment" shall mean the difference between Estimated Basic Operating Cost and Basic Operating Cost for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, as determined by Landlord, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Basic Operating Cost for the fiscal year just ended accompanied by a computation of Basic Operating Cost Adjustment (the "Statement"). If such statement shows that Tenant's payment based upon Estimated Basic Operating Cost is less than Tenant's Proportionate Share of Basic Operating Cost, then Tenant shall pay to

Landlord the difference within twenty (20) days after receipt of such statement. If such statement shows that Tenant's payments of Estimated Basic Operating Cost exceed Tenant's Proportionate Share of Basic Operating Costs, then provided that Tenant is not in default under this Lease, Landlord shall pay to Tenant the difference within twenty (20) days of such statement, or if Tenant is in default, Landlord shall pay any amount otherwise due to Tenant if and when Tenant cures such default. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Basic Operating Cost Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Basic Operating Cost adjustment shall be prorated by reference to the exact number of calendar days during such fiscal year for which Tenant is obligated to pay Base Rent.

                    Net Lease. This shall be a net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses except as herein provided. The provisions for payment of Basic Operating Cost and the Basic Operating Cost Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A incurred in connection with the ownership, operation, management, maintenance and repair of the Building or Project and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building or Project.

                    Landlord's Books and Records. If Tenant disputes the amount of Basic Operating Cost stated in the Statement, Tenant may designate, within thirty (30) days after receipt of that Statement, an independent certified public accountant to inspect Landlord's records. Tenant shall not be entitled to request that inspection, however, if Tenant is then in default under this Lease. The accountant must not charge a fee based on the amount of Tenant's Proportionate Share of Basic Operating Cost that the accountant is able to save Tenant by the inspection. Tenant must give reasonable notice to Landlord of the request for inspection, and the inspection must be conducted in Landlord's offices at a reasonable time. If, after that inspection, Tenant still disputes the amount of Basic Operating Cost, a certification of the proper amount shall be made, at Tenant's expense (unless the certification discloses a discrepancy of greater than five percent (5%), in which case such certification shall be at Landlord's expense), by Landlord's independent certified accountant. That certification shall be final and conclusive. If such certification discloses that the amount of Basic Operating Cost stated in the Statement is not accurate, then an adjustment shall be made by Landlord and Tenant so that Tenant shall be responsible for its share of Basic Operating Cost.

INSURANCE AND
INDEMNIFICATION Casualty Insurance. Landlord agrees to maintain insurance insuring the Buildings of the Project of which the Premises are a part, against fire, lightning, extended coverage, vandalism and malicious mischief in an amount not less than eighty percent (80%) of the replacement cost thereof. Such insurance shall be for the sole benefit of Landlord and under its sole control. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may keep or maintain in the Premises or any leasehold improvements, additions or alterations which Tenant may make upon the Premises.

           Liability Insurance. Tenant shall purchase at its own expense and keep in force during this Lease a policy or policies of comprehensive liability insurance, including personal injury and property damage, in the amount of not less than One Million Dollars ($1,000,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises and Project. Said policies shall
(1) name Landlord and, if applicable, its agent, and any party holding an interest to which this Lease may be subordinated as additional insureds, (2) be issued by an insurance company acceptable to Landlord and licensed to do business in the State of California, and (3) provide that said Insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease and upon each renewal of said Insurance.

           Indemnification. Landlord shall not be liable to Tenant for any loss or damage to person or property caused by theft, fire, act of God, acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Project or failure to make any such repair except as expressly otherwise provided in Paragraphs 11 and 13. Tenant shall indemnify, defend, and hold Landlord and Landlord's Affiliates harmless from and against all Liabilities arising out of or related to (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the Tenant's use or occupancy of the Premises or from activities of Tenant its agents, servants, employees, or anyone in or about the Premises or Project, (2) claims for work or labor performed or for materials or supplies furnished to or at the request of Tenant or in connection with performance of any work done for the account of Tenant within the Premises or Project and (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease. Such indemnity shall include without limitation the obligation to provide all costs of defense against any such claims including any action or proceeding brought against Landlord. The foregoing indemnity shall not be applicable to claims arising from the active negligence or willful misconduct of Landlord. The provisions of this Paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

WAIVER OF
SUBROGATION To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other claims arising by reason of damage to property or damage to the Premises or any part thereof to the extent that the same is insured under their respective insurance policies or would have been insured if the parties had carried the insurance required to be carried by them under the terms of this

Lease. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation on any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this Paragraph.

HAZARDOUS
SUBSTANCES Tenant agrees that any and all handling, transportation, storage, treatment, disposal, or use of Hazardous Substances (as defined below) by Tenant in or about the Project shall strictly comply with all applicable Environmental Laws (as defined below).

Tenant agrees to indemnify, defend, and hold Landlord and Landlord's Affiliates harmless from and against all Liabilities resulting from or arising out of the use, storage, treatment, transportation, release, or disposal of Hazardous Substances in, on, under or about the Project by Tenant.

If the presence of Hazardous Substances in, on, under or about the Project caused or permitted by Tenant results in the contamination or deterioration of the Project or any water or soil beneath the Project, Tenant shall promptly take all action necessary to investigate and remedy that contamination.

Tenant agrees to promptly notify Landlord of any communication received from any
governmental  entity  concerning   Hazardous  Substances  or  the  violation  of
Environmental Laws that relate to the Project.

Tenant shall not use, handle, store, transport, generate, release, or dispose of any Hazardous Substances in, on, under or about the Project, except that Tenant may use (i) small quantities of common chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct business at the Premises and (ii) other Hazardous Substances that are necessary for the operation of Tenant's business and for which Landlord gives written consent prior to the Hazardous Substances being brought onto the Premises (which consent is hereby given for those Hazardous Substances listed on Exhibit E attached hereto and incorporated herein). At any time during the Term of this Lease, Tenant shall, within ten
(10) days after written request from Landlord, disclose in writing all Hazardous Substances that are being used by Tenant on the Project, the nature of the use, and the manner of storage and disposal.

At any time and upon prior written notice to Tenant, Landlord may require testing wells to be drilled on the Project and may require the ground water to be tested to detect the presence of Hazardous Substances by the use of any tests that are then customarily used for those purposes. Landlord shall supply Tenant with copies of the test results. The cost of these tests and of the installation, maintenance, repair, and replacement of the wells shall be paid by Tenant if the tests disclose the existence of facts that give rise to liability of Tenant pursuant to this Paragraph.

As used herein, the term "Hazardous Substances" includes without limitation: (1) those substances included within the definitions of hazardous substance, hazardous waste, hazardous material, toxic substance, solid waste, or pollutant or contaminant in CERCLA, RCRA, TSCA, HMTA, or under any other Environmental Law; (2) those substances listed in the United States Department of Transportation (DOT) Table [49 CFR 172.101], or by the Environmental Protection Agency (EPA), or any successor agency, as hazardous substances [40 CFR Part 302]; (3) other substances, materials, and wastes that are or become regulated or classified as hazardous or toxic under federal, state, or local laws or regulations; and (4) any material, waste, or substance that is (a) a petroleum or refined petroleum product, (b) asbestos, (c) polychlorinated biphenyl, (d) designated as a hazardous substance pursuant to 33 USCS ss. 1321 or listed pursuant to 33 USCS ss. 1317, (e) a flammable explosive, or (f) a radioactive material. As used herein, the term "Environmental Laws" means all federal, state, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or requirements of any government authority regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Substance (as later defined), or pertaining to occupational health or industrial hygiene (and only to the extent that the occupational health or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances in, on, under or about the Property), occupational or environmental conditions on, under, or about the Property, as now or may at any later time be in effect, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) [42 USCS ss. 9601 et seq.]; the Resource Conservation and Recovery Act of 1976 (RCRA) [42 USCS ss. 6901 et seq.]; the Clean Water Act, also known as the Federal Water Pollution Control Act (FWPCA) [33 USCS ss. 1251 et seq.]; the Toxic Substances Control Act (TSCA) [15 USCS ss. 2601 et seq.]; the Hazardous Materials Transportation Act (HMTA) [49 USCS ss. 1801 et seq.]; the Insecticide, Fungicide, Rodenticide Act [7 USCS ss. 136 et seq.]; the Superfund Amendments and Reauthorization Act [42 USCS ss. 6901 et seq.]; the Clean Air Act [42 USCS ss. 7401 et seq.]; the Safe Drinking Water Act [42 USCS ss. 300f et seq.]; the Solid Waste Disposal Act [42 USCS ss. 6901 et seq.]; the Surface Mining Control and Reclamation Act [30 USCS ss. 1201 et seq.]; the Emergency Planning and Community Right to Know Act [42 USCS ss. 11001 et seq.]; the Occupational Safety and Health Act [29 USCS ss. 655 and 657]; the California Underground Storage of Hazardous Substances Act [H & S C ss. 25280 et seq.]; the California Hazardous Substances Account Act [H & S C ss. 25300 et seq.]; the California Hazardous Waste Control Act [H & S C ss. 25100 et seq.]; the California Safe Drinking Water and Toxic Enforcement Act [H & S C ss. 24249.5 et seq.]; the Porter-Cologne Water Quality Act [Wat C ss. 13000 et seq.] together with any amendments of or regulations promulgated under the statutes cited above and any other federal, state, or local law, statute, ordinance, or regulation now in effect or later enacted that pertains to occupational health or industrial hygiene, and only to the extent that the occupational health or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances in, on, under or about the Property, or the regulation or protection of the environment, including ambient air, soil, soil vapor, groundwater, surface water, or land use.

  Landlord represents to Tenant that, to the best of Landlord's actual knowledge without independent investigation or inquiry, as of the Lease Date, Landlord is not aware of the presence of Hazardous Substances in, on or under the Project in violation of Environmental Laws.

LANDLORD'S
REPAIRS AND
SERVICES Subject to Paragraphs 24 and 25, Landlord shall, as part of Basic Operating Cost (to the extent permitted by Paragraph 7), repair and maintain in good repair (reasonable wear and tear excepted): (a) the roof, foundations and exterior walls of the Building and all other structural elements of the Building, (b) the public and common areas of the Building and Project including, but not limited to, the landscaped areas, parking areas, driveways, the truck staging areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, electric and telephone equipment servicing the Building(s), exterior lighting, and anything which affects the operation and exterior appearance of the Project, which determination shall be at Landlord's sole discretion; (c) building systems not exclusively serving the Premises; (d) construction defects; and (e) repairs, replacement and maintenance to the roof membrane (but excluding any repair, replacement or maintenance of or to any penetrations to the roof membrane made by or on behalf of Tenant). The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. The term "roof" as used herein shall not include skylights, smoke hatches or roof vents. Subject to Paragraph 9, any damage caused by or repairs, maintenance or replacement necessitated in whole or in part by the act, neglect, fault or omission of Tenant or by Tenant's Alterations, may be repaired by Landlord at Landlord's option and at Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs governed by this Paragraph after which Landlord shall have reasonable opportunity to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance. Notwithstanding anything to the contrary contained in this Lease, in the event of any damage to the roof membrane caused by, or repairs, maintenance or replacement of the roof membrane necessitated by, the act, neglect, fault or omission of Tenant or by Tenant's Alterations (including, without limitation, any damage to the roof membrane resulting from Tenant's maintenance and repair of its HVAC unit(s)), the repair, maintenance and/or replacement of the same shall be the sole responsibility of Tenant and may, at Landlord's option, be performed by Landlord (but at Tenant's sole cost and expense).

TENANT'S
REPAIRS Tenant shall, at Tenant's expense, maintain all parts of the Premises in a good, clean and secure condition promptly making all necessary repairs and replacements including, but not limited to, all windows, glass, doors and any special office entries, walls and wall finishes, floor covering, heating, ventilating and air conditioning systems, truck doors, dock bumpers, dock plates and levelers, roofing, plumbing work and fixtures, down spouts, skylights, smoke hatches and roof vents. Tenant shall, at Tenant's expense, also perform necessary pest extermination and regular removal of trash and debris. Tenant shall, at its own expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual, including maintaining the system and ducts in a weatherproof condition, and must become effective and a copy thereof delivered to Landlord within thirty (30) days of the Term Commencement Date. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole expense, immediately repair any damage to any demising wall caused by Tenant or its employees, agents or invitees. Tenant shall not be required to repair or restore the Premises in the event of a casualty except to the extent of insurance proceeds payable to Tenant on account of Tenant's Alterations (as defined below).

Tenant, at its sole cost and expense, shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting any defect in the Premises and in satisfying its obligation regarding the repair and maintenance of the Premises. Landlord, at Tenant's sole cost and expense, shall cooperate with Tenant in enforcing such warranties and in bringing any suit against a third party that may be necessary to enforce its rights under this paragraph.

ALTERATIONS Tenant shall not make, or allow to be made, any improvements, alterations or physical additions in, about or to the Premises (collectively, "Tenant's Alterations") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of consent for all plans and specifications for the proposed improvements, alterations or additions, construction means and methods, any contractor or subcontractor to be employed on the work of alterations or additions, and the time for performance of such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with its consideration of a request for approval hereunder. Tenant must have Landlord's written approval and all appropriate permits and licenses prior to the commencement of said improvements, alterations and additions. All improvements, alterations and additions permitted hereunder shall be made and performed by Tenant without cost or expense to Landlord (including any costs or expenses which Landlord may incur in electing to have an outside agency review said plans and specifications). Landlord shall have the right to require Tenant to remove any or all alterations, additions, improvements and partitions made by Tenant and restore the Premises to their original condition by the termination of this Lease, by lapse of time or otherwise, all at Tenant's sole cost and expense (provided that Landlord notifies Tenant of its intent to require such removal and restoration at the time Landlord approves of the same). All such removals and restoration shall be accomplished in a good workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Landlord so elects, such alterations, physical additions or improvements shall become the property of Landlord and surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise; provided, however, that this clause shall not apply to trade fixtures or furniture owned by Tenant. In addition to and wholly apart from its obligation to pay Tenant's

Proportionate Share of Basic Operating Costs, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its personal property, on the value of its alterations, additions or improvements and on its interest pursuant to this Lease. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

SIGNS All signs, notices and graphics of every kind or character, visible in or from public view or corridors, the common areas or the exterior of the Premises, shall be subject to Landlord's prior written approval, which Landlord shall have the right to withhold in its absolute and sole discretion; provided, however, that Tenant shall have the right to "storefront" signage consistent with the rights granted to other tenants at the Project as of the Lease Date. All approved signage shall conform to the requirements in the Sign Criteria set forth in Exhibit G attached hereto and incorporated herein. Tenant shall not place or maintain any banners whatsoever or any window decor in or on any exterior window or window fronting upon any common areas or service area or upon any truck doors or man doors without Landlord's prior written approval which Landlord shall have the right to grant or withhold in its absolute and sole discretion. Any installation of signs or graphics on or about the Premises and Project shall be subject to any applicable governmental laws, ordinances, regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs and graphics by the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including, without limitation, discoloration caused by such installation or removal.

INSPECTION/
POSTING NOTICES After reasonable notice, except in emergencies where no such notice shall be required, Landlord, its agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs or alterations to the Premises or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants (during the last six (6) months of the Term of the Lease), purchasers, encumbrances or others, or for any other purpose as Landlord may deem necessary or desirable. Tenant shall not be entitled to any abatement of Rent or other relief by reason of the exercise of any such right of entry. To the extent reasonably practicable, Landlord shall exercise its rights under this Paragraph in such manner as to minimize the impact on Tenant's business in the Premises. Six (6) months prior to the end of the Lease, Landlord shall have the right to erect on the Premises and/or Project a suitable sign indicating that the Premises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

UTILITIES Tenant shall pay for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs, ballasts and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly serving other premises. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any of the foregoing utilities and services, (b) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or (c) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner in the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program.

SUBORDINATION Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both, and (b) any mortgage or deed of trust which may now exist or be placed upon said Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, which is specified as security (provided that Tenant receives a nondisturbance agreement from Landlord's lender or ground lessor). As of the Lease Date, there is no mortgage or deed of trust existing on the Project, land, or Landlord's interest or estate therein. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant shall execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust.

FINANCIAL

STATEMENTS At the request of Landlord, Tenant shall provide to Landlord its current financial statements or other information discussing financial worth which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management and disposition of the property subject hereto.

ESTOPPEL
CERTIFICATES Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent has been paid, the unexpired portion of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of the Lease.

SECURITY
DEPOSIT Tenant agrees to deposit with Landlord upon execution of this Lease, a Security Deposit as stated in the Basic Lease Information which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of the Tenant's obligations under this Lease have been fulfilled.

TENANT'S
REMEDIES Tenant shall look solely to Landlord's interest in the Project for recovery of any judgment from Landlord. Landlord and Landlord's Affiliates shall never be personally liable for any such judgment.

ASSIGNMENT AND
SUBLETTING Tenant shall not assign or sublet the Premises or any part thereof without Landlord's prior written approval except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thirty (30) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of fifteen
(15) days following
receipt of such notice to notify Tenant in writing that  Landlord  elects either
(1) to terminate this Lease as to the space so affected as of the date so requested by Tenant (except in the event of an assignment to an Affiliate (as hereinafter defined)), or (2) to permit Tenant to assign this Lease or sublet such space, subject, however, to Landlord's prior written approval of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease, such consent not to be unreasonably withheld so long as Tenant provides data and documentation reasonably satisfactory to Landlord that demonstrates that the use of the Premises by such proposed assignee or subtenant would be a Permitted Use, and the proposed assignee or subtenant is of sound financial condition (determined in Landlord's reasonable judgment).

                  Any Rent or other consideration realized by Tenant under any such sublease or assignment (except to an Affiliate) in excess of the Rent payable hereunder, after deducting the amortization of (1) the reasonable cost of any improvements which Tenant has made for the purpose of assigning or subletting all or part of the Premises and (2) reasonable subletting and assignment costs, shall be divided and paid fifty percent (50%) to Tenant, fifty percent (50%) to Landlord.

                  If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter), a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), in one or a series of related transactions, so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Paragraph.

                  If Tenant is a partnership, joint venture or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, or operation of law or other disposition, so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Paragraph.

                  No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

                  Notwithstanding the foregoing, Landlord's consent shall not be required for any assignment of the Lease or sublet of the Premises (either, a "Transfer") to an Affiliate, as long as the following conditions are met:

                  At least fifteen (15) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or the Affiliate);

                  The Transfer is not a subterfuge by Tenant to avoid its obligations or liabilities under the Lease;

                  The Affiliate assumes in writing all of Tenant's obligations under this Lease relating to the portion of the Premises being assigned or sublet; and

                  The Affiliate has a net worth immediately following the Transfer, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied ("Net Worth") at least equal to Tenant's Net Worth either immediately before the transfer or as of the date of this Lease, whichever is greater.

                  As used herein, the term "Affiliate" means any entity that (a) controls, is controlled by, or is under common control with Tenant; (b) results from the purchase of all or substantially all of Tenant's assets or stock; or
(c) results from the merger or consolidation of Tenant with another entity. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the entity.

QUIET
ENJOYMENT Landlord represents that it has full right and authority to enter into this Lease and that Tenant, upon paying the Rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

CONDEMNATION If the whole, or any substantial portion of the Project of which the Premises are a part, should be taken or condemned for any public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

                    If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 24.A above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of the Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

                    Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded Tenant for personal property or moving costs shall be and remain the property of Tenant so long as Landlord's award is not reduced thereby.

CASUALTY
DAMAGE If the Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days of such notice, Landlord shall notify Tenant whether in Landlord's opinion such repairs can be made either (1) within ninety (90) days,
(2) in more than ninety (90) days, but in less than one hundred eighty (180) days, or (3) in more than one hundred eighty (180) days from the date of such notice; Landlord's determination shall be binding on Tenant.

                    If the Premises should be damaged by fire, tornado or other casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within ninety (90) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage (to the extent permitted by then-applicable Laws), except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

                    If the Premises should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of either (1) terminating the Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of the Lease, or (2) electing to rebuild or repair the Premises to substantially the condition in which they existed prior to such damage except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the reasonable control of Landlord, Tenant may at its option terminate this Lease by delivering thirty (30) days prior written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

                    If the Premises should be so damaged by fire, tornado, or other casualty that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

                    Notwithstanding anything herein to the contrary, in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement it made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate. In addition, Landlord may elect to terminate this Lease if the estimated repair cost exceeds the insurance proceeds, if any, available for such repair (not including the deductible, if any, on Landlord's property insurance), plus any amount that Tenant is obligated or elects to pay for such repair.

                  Notwithstanding anything herein to the contrary, in the event of earthquake casualty, one of the following shall apply:

                  1. If Substantial Destruction (as defined below) of the Premises occurs as a result of an earthquake casualty, and if Landlord is not then carrying earthquake insurance for the Building, either Landlord or Tenant may terminate this Lease by giving written notice to the other party within thirty (30) days after Substantial Destruction. If neither party terminates the Lease due to Substantial Destruction, the Premises shall be repaired as otherwise provided in this Article 12. As used herein, "Substantial Destruction" shall mean damage and/or destruction of the Premises greater than fifty percent (50%) either in terms of reconstruction cost to fair market value or total square footage.

                  2. In the event of damage and/or destruction to the Premises as a result of earthquake casualty that does not rise to the level of Substantial Destruction, and if Landlord is not then carrying earthquake insurance for the Building, Tenant's obligation to pay for associated repair and/or restoration pursuant to the terms of this Lease shall not exceed $25,000 per year.

                  3. In the event of damage and/or destruction to the Premises as a result of earthquake casualty, and if Landlord is then carrying earthquake insurance, Tenant's obligation to reimburse Landlord for any portion of the deductible amount under Landlord's earthquake insurance policy shall not exceed $25,000 per year.

                    Except as expressly provided in this Lease, damage to or destruction of the Premises, the Building, or the Project shall not terminate this Lease or result in any abatement of rentals. Tenant waives any right to terminate this Lease and any right of offset against Tenant's rental obligations that may be provided by any statute or rule of law in connection with Landlord's duties of repair and restoration under the provisions of this Lease. If this Lease is terminated by either party pursuant to the terms of this Article 12, Tenant shall not be obligated to pay any portion of the deductible amount attributable to the casualty triggering such termination right.

HOLDING OVER If Tenant shall retain possession of the Premises or any portion thereof without Landlord's written consent following the expiration of the Lease or sooner termination for any reason, then (1) such holding over shall be a tenancy at sufferance and not for any periodic or fixed term; and (2) Tenant shall pay to Landlord for each day of such retention twice the amount of the daily rental for the first month prior to the date of expiration or termination. Tenant shall also indemnify, defend and hold Landlord and Landlord's Affiliates harmless from and against any Liabilities resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives written notice of Landlord's consent to Tenant's holding over, such holding over shall constitute renewal of the Lease on a month to month basis (except as otherwise agreed to by Landlord and Tenant in writing) on the terms and conditions contained in this Lease except as provided above and excluding any options or rights of Tenant to renew or extend this Lease or expand the Premises that may be given to Tenant under the terms of this Lease. Acceptance of Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease, and nothing contained in this Paragraph shall waive Landlord's right of reentry or any other right. Unless Landlord exercises the option hereby given to it in writing, Tenant shall be only a tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph shall apply.

DEFAULT Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

                  Abandonment. Abandonment of the Premises as defined in Section 1951.3 of the Civil Code of the State of California.

                  Nonpayment of Rent. Failure to pay when due any installment of Rent or any other amount due and payable hereunder if the failure continues for three (3) days after written notice of the failure from Landlord to Tenant.

                  Other   Obligations.   Failure  to  perform  any  obligations,
agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and

(2) of this Paragraph 27.A, such failure continuing for fifteen (15) days after written notice of such failure, or such longer period as Landlord reasonably determines to be necessary to remedy such default, provided that Tenant shall continuously and diligently pursue such remedy at all times until such default is cured.

                  General Assignment. A general assignment by Tenant for the benefit of creditors.

                  Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. In the event that under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligation of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

                  Receivership. The employment of a receiver to take possession of substantially all of Tenant's assets of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof.

                  Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof.

                  Remedies Upon Default.

                  Rent. All failures to pay any monetary obligation to be paid by Tenant under this Lease shall be construed as obligations for payment of Rent.

                  Termination. In the event of the occurrence of any event of default, Landlord shall have the right, with or without notice or demand, to immediately terminate this Lease, and at any time thereafter recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by reason of Tenant's default or of such termination.

                  Continuation After Default. Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 27.B(2) hereof, and Landlord may enforce all its rights and remedies under this Lease, including, but without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a Landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession.

                    Damages Upon  Termination.  Should  Landlord  terminate this
Lease pursuant to the provisions of Paragraph 27.B(2) hereof, Landlord shall have all the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from
Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided, (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided, and (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (1) and (2) above shall be computed with interest at the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

                    Late Charge. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid on or before the date the same is due, an amount equal to five percent (5%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof.

                    Interest on Past Due Obligations. Any amount that is due to Landlord and not paid when due shall bear interest from the date due at the maximum rate then allowable by law; provided, however, that interest shall not be payable on late charges incurred by Tenant. Payment of the interest shall not cure any default by Tenant under this Lease.

                  Remedies Cumulative. All rights, privileges and elections of remedies of the parties are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

LIENS Tenant shall keep the Premises free from liens arising out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in connection with work made, suffered or done by Tenant in or on the Premises or Project. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therewith shall be payable to Landlord by Tenant on demand with interest at the maximum rate allowable by law. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest herein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's lien.

SUBSTITUTION INTENTIONALLY OMITTED

TRANSFERS BY
LANDLORD In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant (provided that the transferee agrees to assume Landlord's obligations under the Lease), and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.

RIGHT OF
LANDLORD TO
PERFORM TENANT'S
COVENANTS All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any sum of money other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for five (5) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permitted by law from the date of such payment by the Landlord shall be payable to Landlord on demand, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

WAIVER If Landlord waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver of Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

NOTICES Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

                    All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

                    All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed to the party to be notified at the address for such party specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises (with a copy deposited in the United States mail in accordance with this Paragraph).

ATTORNEY'S FEES In any action between the parties to enforce any of the terms of this Lease (including, without limitation, the collection of Rent), to seek a declaration of any rights under this Lease, or to recover damages for a breach of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees, together with any costs and expenses, to resolve the dispute and to enforce the final judgement.

SUCCESSORS
AND  ASSIGNS  This  Lease  shall be  binding  upon and inure to the  benefit  of

Landlord and its successors and assigns, and shall be binding upon and inure to the benefit of Tenant and its successors and assigns (as permitted under the terms of this Lease).

FORCE MAJEURE Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strike, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of such party.

MISCELLANEOUS The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

                    Time is of the essence regarding this Lease and all of its provisions.

                    This Lease shall in all respects be governed by the laws of the State of California.

                    This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations.

                    There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits.

                    This  Lease  may  not  be  modified   except  by  a  written
instrument by the parties hereto.

                    If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

                  Lease Effective Date. Submission of this instrument for examination or signature by Tenant does not constitute a reservation or option for lease, and it is not effective as a lease or otherwise until execution by Landlord and Tenant.

ADDITIONAL
PROVISIONS Tenant Improvements. Tenant's initial improvements to the Premises shall be built in accordance with the Tenant Improvements Work Letter.

                  Option to Extend. Landlord grants to Tenant the option to extend the term of this Lease for one five (5) year period (the "Option Period") commencing when the prior term expires upon each and all of the following terms and conditions.

         (a) Tenant gives to Landlord and Landlord receives notice of the exercise of the option to extend this Lease for the Option Period no later than one hundred eighty (180) days prior to the time that the Option Period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

         (b) At the time said written notification of exercise of option is given and received, Tenant shall not be in default under any of the material obligations of this Lease to be performed by Tenant (beyond any applicable cure period) and said Lease shall not have previously terminated nor terminated prior to the commencement of the Option Period;

         (c) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

         (d) The Base Rent for the Option Period shall be calculated as follows:

The rent payable by Tenant during the Option Period shall be ninety-five percent (95%) of the fair market rental value of the Premises at the commencement date of the Option Period. In no event shall the rent for the Option Period be less than the rent paid by Tenant during the year immediately preceding the Option Period. If Landlord and Tenant cannot agree on the fair market rental value of the Premises for the Option Period within forty-five (45) days after Tenant has notified Landlord of its exercise of the option, Landlord and Tenant shall each select within forty-five (45) days of such notification, an appraiser who must be a qualified M.A.I. Appraiser to determine said fair market rental value. If one party fails to so designate an appraiser within the time required, the determination of fair market rental value of the one appraiser who has been designated by the other party hereto within the time required shall be binding upon both parties. The appraisers shall submit their determinations of fair market rental value to both parties within thirty (30) days after their selection. If the difference between the two determinations is ten percent (10%) or less of the higher appraisal, then the average between the two determinations shall be the fair market rental value of the Premises. If said difference is greater than ten percent (10%), then the two appraisers shall within twenty (20) days of the date that the later submittal is submitted to the parties designate a third appraiser who must also be a qualified M.A.I. Appraiser. The sole responsibility of the third appraiser will be to determine which of the determinations made by the first two appraisers is most accurate. The third appraiser shall have no right to propose a middle ground or any modification of either of the determinations made by the first two appraisers. The third appraiser's choice shall be submitted to the parties within thirty (30) days after his or her selection. Such determination shall bind both of the parties and shall establish the fair market rental value of the Premises. Each party shall pay equal shares of the fees and expenses of the third appraiser.

Fair market rental value for the purpose of this Lease shall mean the then prevailing rent for premises comparable in size, quality, and orientation to the demised Premises, located in buildings comparable in size to, and in the general vicinity of, the building which the demised Premises are located, leased on terms comparable to the terms contained in this Lease.

                  Right of First Refusal on Contiguous Space.

A. Landlord hereby grants to Tenant a right of first refusal, on the terms and conditions herein set forth, to lease the approximately 12,862 square feet of space of the Building identified on Exhibit A as the "First Refusal Area." If, during the term of this Lease, Landlord receives a bona fide offer from any third party to lease the First Refusal Area, Landlord shall, before accepting such offer, offer to lease such area to Tenant on the terms and conditions set forth in Paragraph 41.B below. Landlord shall give written notice to Tenant stating the material terms and conditions contained in the bona fide offer (the "Landlord's Notice"). Within five (5) business days after the Landlord's Notice is given, Tenant may accept such offer by written notice to Landlord accompanied by payment of one month's Base Rent for the First Refusal Area.

B. The terms and conditions upon which Tenant shall lease the First Refusal Area shall be determined as set forth below:

         (1) If Tenant exercises the right of first refusal during the first twelve (12) months of the Term of this Lease, then the following shall apply:

                  (a) Tenant shall occupy the First Refusal Area upon the same terms and conditions (including the Base Rent) as set forth in this Lease.

                  (b) The initial Term of this Lease shall be extended so that the initial term of Tenant's occupancy of the Premises and the First Refusal Area shall be five (5) years, measured from the date of Tenant's occupancy of First Refusal Area; provided, however, that Base Rent for the additional months added to the initial Term shall be $1.04 per square foot per month. By way of example only, if the Term Commencement Date is March 1, 1998, and if Tenant exercises the right of first refusal on September 1, 1998, then the new Expiration Date of the initial Term of this Lease shall be extended to August 31, 2003, and Base Rent shall be payable as follows:

 9/1/98 - 8/31/00 $0.94 per square foot per month (or $24,180.56 per month, based on a total of approximately 25,724 square feet).

 9/1/00 - 8/31/03 $1.04 per square foot per month (or $26,752.96 per month, based on a total of approximately 25,724 square feet).

         (2) If Tenant exercises the right of first refusal after the first twelve (12) months of the Term of this Lease, within the time period specified above, then Tenant shall lease the First Refusal Area on the same terms and conditions as stated in Landlord's Notice; provided, however, that the Expiration Date of the term of the lease for the First Refusal Area shall be the Expiration Date of this Lease. If Tenant does not exercise its right of first refusal within the time period specified above, Landlord shall be free to lease the First Refusal Area to the third party on the terms specified in Landlord's Notice. If Landlord fails to enter into a lease a such third party on the terms contained in Landlord's Notice within one hundred twenty (120) days after Tenant's rejection of the First Refusal Area, Tenant's right of first refusal described herein shall again be applicable to the First Refusal Area.

C. Notwithstanding any provisions of this Paragraph to the contrary, it is understood and agreed that the right of refusal set forth in this Paragraph shall, at Landlord's option, terminate and be of no further force or effect if:

         (1) Landlord gives Tenant the Landlord's Notice, and Tenant does not notify Landlord, in writing, of Tenant's acceptance of the First Refusal Area when and as hereinabove provided, time being of the essence.

         (2) At any time that the First Refusal Area becomes or is available until an amendment to the Lease is executed incorporating the First Refusal Area into the Premises, a default (beyond any applicable cure period) by Tenant exists and is continuing.

         (3) At any time provided herein for exercise of the right of refusal by Tenant, any federal, state, or local law or regulation invalidates or modifies any provision of the foregoing right of first refusal. It is understood and agreed that if Tenant fails to exercise its right of refusal as to the First Refusal Area, the right of refusal shall terminate completely and this Paragraph shall be of no further force or effect.

(4) This Lease expires or is terminated.

                  Early Occupancy. Tenant will be allowed access to the Premises two (2) weeks prior to the Scheduled Term Commencement Date in order to install equipment and machinery required for Tenant's business (including, without limitation, cabling, telephone systems, furniture and partitions). Landlord and Tenant agree that all of the terms, conditions and covenants of the Lease will have full effect as of the date Tenant is allowed access to the Premises, except that Tenant will not be obligated to pay Rent until the Term Commencement Date. Tenant understands that its early access to the Premises may cause some delay in the construction of the tenant improvements and that any delay will not be a cause for forgiveness of any Rent due under this Lease. Tenant also waives all claims for loss or damages that Tenant may otherwise have against Landlord as a result of any delay caused by Tenant's early access to the Premises.


IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

LANDLORD:

         THE JOSEPH AND EDA PELL
         DATE:
               --------------------------------
         REVOCABLE TRUST DATED AUGUST 18, 1989


         By:     Signature illegible
                 ------------------------------
                  Joseph Pell

         By:     ______________________________
                  Eda Pell


TENANT:

         ADEPT TECHNOLOGY, INC.,
         DATE: April 30, 1998
               ---------------------------------
         a California corporation


         By:      /s/ Betsy A. Lange
                  ------------------------------


[Printed Name]    Betsy A. Lange
                  ------------------------------


[Printed Title]   CFO
                  ------------------------------


         By:      /s/ Brian R. Carlisle
                  ------------------------------

[Printed Name]    Brian Carlisle
                  ------------------------------

[Printed Title]   CEO
                  ------------------------------


EXHIBIT A

IDENTIFICATION OF THE PREMISES, THE BUILDING AND THE PROJECT

                               [graphic of site.]

EXHIBIT B


PLANS AND SPECIFICATIONS

[TO FOLLOW]

EXHIBIT C


LEASE CONFIRMATION


To: ______________________________
[Name of Tenant]

RE: Lease dated _______________between The Joseph and Eda Pell Revocable Trust Dated August 18, 1989, as Landlord, and ______________________________, as
Tenant


                  Please acknowledge that the Term Commencement Date of the Lease is _______________ and that the Expiration Date of the Lease is _________.



Very truly yours,

THE JOSEPH AND EDA PELL REVOCABLE TRUST DATED AUGUST 18, 1989


By: ______________________________


[Printed Name] _______________________________

[Printed Title] ______________________________


                  Tenant hereby confirms the information set forth above, and further acknowledges that Landlord has fulfilled its obligations under the above-referenced Lease accruing prior to the Term Commencement Date. Tenant hereby accepts the Premises in the condition existing as of the Term Commencement Date.



[Name of Tenant] _________________________________

By: ______________________________________________

[Printed Name] _________________________________


[Printed Title] ________________________________


EXHIBIT D


RULES AND REGULATIONS


1. No person shall use any roadway or walkway located within the Industrial Center except as a means of egress from or ingress to the Buildings, the Premises and the parking areas within the Industrial Center, or adjacent public streets. Such use shall be in an orderly manner, in accordance with the directional or other signs or guides. Roadways within the Industrial Center shall not be used at a speed in excess of the lesser of the posted speed limit or 20 miles per hour and shall not be used for parking or stopping, except for the immediate loading or unloading of passengers. No walkway shall be used for any purpose other than pedestrian travel.

2. No person shall use any parking area within the Industrial Center except for the parking of motor vehicles during the time that the occupants of such vehicles are working at the Premises or are customers or invitees within the Industrial Center. All vehicles shall be parked in an orderly manner within the painted lines defining the individual parking spaces. During peak periods of business activity, limitations may be imposed as to the length of time for parking use. Such limitations may be made in specified areas. No vehicles shall be left in the parking areas overnight and no extended term storage of vehicles shall be permitted. All directional signs and arrows must be observed.

3. No person shall use any utility area, truck court or other area reserved for use in connection with the conduct of business, except for the specific purpose for which permission to use such area is given.

4. Sidewalks and walkways shall not be obstructed by Tenant or used by Tenant to display, store or replace any merchandise, equipment or devices. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord.

5. No person, without the written consent of Landlord, shall in or on any part of the Common Areas:

         (a) Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter.

         (b) Exhibit any sign, placard, banner, notice or other written material.

         (c) Distribute any circular, booklet, handbill, placard or other material.

         (d) Solicit membership in any organization, group or association or contribution for any purpose.

         (e) Parade, rally, patrol, picket, demonstrate or engage in any conduct that might tend to interfere with or impede the use of any of the Common Areas by any Industrial Center customer or occupant, create a disturbance, attract attention or harass, annoy, disparage or be detrimental to the interest of any of the establishments within the Industrial Center.

         (f)  Use  any  Common   Areas  for  any   purpose   when  none  of  the
establishments within the Industrial Center is open for business or employment.

         (g) Throw, discard or deposit paper, glass or extraneous matter, except in designated receptacles, or create litter hazards.

         (h) Use any sound-making device or create or produce, in any manner, noise or sound that is annoying, unpleasant, or distasteful.

The listing of specific items as being prohibited is not intended to be exclusive, but to indicate in general the manner in which the right to use the Common Areas solely as a means of access and convenience in egressing and ingressing to the establishments in the Industrial Center is limited and controlled by Landlord.

Landlord shall have the right to remove or exclude from or to restrain (or take legal action to do so) any unauthorized person from, or from coming upon, the Industrial Center, and prohibit, abate and recover damages arising from any unauthorized act, whether or not such act is in express violation of the prohibitions listed above.

6. All trash, refuse and waste materials shall be stored (a) in adequate containers, which containers shall be located so as not to be visible to the general public at the Industrial Center, and (b) so as not to constitute any health or fire hazard, or nuisance. Tenant shall not burn any trash or garbage of any kind in or about the Premises or the Building.

7. The Premises shall not be used for lodging or sleeping, and no cooking shall be done or permitted by Tenant at the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted.

8. No advertising medium shall be utilized which can be heard or experienced outside of the Premises, including, without limiting the generality of the foregoing, flashing lights (not including standard window marquees previously approved by Landlord), searchlights, loud speakers, phonographs, radios or televisions.

9. Tenant shall not, without the prior consent of Landlord, use or keep in the

Premises or the Industrial Center any kerosene, gasoline, or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that approved by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Industrial Center by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Industrial Center.

10. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Industrial Center.

11. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's assigns, directors, officers, agents, clerks, employees and visitors. Wherever the word "Landlord" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, directors, officers, agents, clerks, employees and visitors.

12. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any portion of the Industrial Center.

13. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the Industrial Center, and for the preservation of good order therein.

EXHIBIT E


HAZARDOUS SUBSTANCES


NONE
EXHIBIT F

TENANT IMPROVEMENTS
WORK LETTER

         This Tenant Improvements Work Letter entered into as of the date of the Lease dated as of April 20, 1998 ("Lease") between THE JOSEPH PELL AND EDA PELL REVOCABLE TRUST DATED AUGUST 18, 1989 ("Landlord"), and ADEPT TECHNOLOGY, INC., a California corporation ("Tenant") with respect to the Premises described in the Lease. All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Lease.

         1. Landlord's Work. Landlord, at its sole cost and expense, shall construct
the  shell  of  the  building  and  all  site  work  in   connection   therewith
(collectively, the "Building Shell") in accordance with the description set forth on Exhibit H attached hereto. Landlord shall perform or cause to be performed all work for Tenant's improvements in the Premises ("Landlord's Work") pursuant to plans, specifications and working drawings to be prepared by Landlord at Tenant's cost (which cost shall be deducted from the Allowance (as hereinafter defined)), which plans and specifications shall be subject to Tenant's approval.

         2. Standards for Landlord's Work. Landlord's Work shall be completed pursuant to the following provisions:

                  (a) Landlord shall prepare and submit to Tenant, at Tenant's cost (which cost shall be deducted from the Allowance (as hereinafter defined)), two (2) sets of final plans and specifications showing the architectural design of the Premises, including the basic mechanical system and electrical system within the Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes. Within ten (10) business days after receipt of such final plans and specifications, Tenant shall approve or suggest modifications to such final plans and specifications. Tenant shall not unreasonably refuse or delay approval of the final plans and specifications. Landlord may object to any of the suggested modifications by notice to Tenant within ten (10) business days after receipt of such suggested modifications, and unless Landlord so objects such suggested modifications shall be deemed approved by Landlord. Tenant shall also submit all proposed change orders in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed. If Landlord approves the proposed change order, Landlord shall notify Tenant of any increase in the cost of Tenant's improvements and the additional time that would be required to complete Tenant's improvements as a result of the change order. The individual with whom Tenant shall communicate regarding permitting and construction shall be Karen Pell (phone: 415-543-4330; fax: 415-227-0120).

                  (b) Landlord shall select a licensed general contractor (the "Contractor") as the contractor for the construction of Tenant's improvements by a process of competitive bidding among not less than three (3) qualified, licensed general contractors reasonably experienced in the performance of comparable work. Although the estimated construction costs set forth in the bids may be a factor in Landlord's selection of the Contractor, Landlord shall not be obligated to select the contractor that provides the lowest bid, and may take into account such other factors as a commercially reasonable landlord may choose to consider. Landlord shall instruct the Contractor to build Landlord's Work as soon as reasonably possible at Tenant's sole and entire cost (subject to Tenant's ability to utilize the Allowance to pay for such costs). Landlord will not be entitled to any supervision fee in connection with the construction of Tenant's improvements. Any failure by Tenant to comply with the dates and time limits in this Work Letter, or failure to pay when due any sums due to the Contractor, which causes a delay in such construction, shall automatically constitute a "Tenant Delay." Tenant shall have the right to have the plans and specifications redrawn, at Tenant's cost (which cost shall be deducted from the Allowance) if the estimated cost of construction exceeds the Allowance; provided, however, that any delay caused by Tenant's exercise of such right shall constitute a Tenant Delay.

                  (c) Tenant agrees and understands that Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of the plans and specifications. Notwithstanding the foregoing, Landlord shall assign all transferable claims and actions (in contract and/or in tort) and all warranties and guaranties or enforce for Tenant's benefit, at Tenant's sole cost and expense, all such claims, actions, warranties and guaranties, if any, obtained by Landlord in connection with the preparation of the plans and specifications and the construction of Landlord's Work and the Building Shell. Landlord shall obtain from the general contractor a one-year warranty for defects in material and workmanship.

                  (d) Any change which Tenant makes to the final plans and specifications as approved by Tenant that delays Landlord in causing the Premises to become ready for occupancy beyond the time that it would have otherwise taken to cause the Premises to become ready for occupancy shall also constitute a Tenant Delay.

                  (e) Tenant shall be solely responsible for the adequacy of the final plans and specifications for Tenant's use of the Premises, including, without limitation, any special requirements of Tenant's proposed equipment or machines with respect to ambient temperatures, electrical use or current, or water availability. Tenant acknowledges that in connection with Landlord's preparation of the final plans and specifications, Tenant may provide Landlord with certain information regarding its specific needs relating to the Premises in developing plans and specifications for Landlord's Work and that Tenant may provide some of its own equipment for installation in the Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the plans and specifications, the adequacy of Landlord's Work or Tenant's equipment for Tenant's intended purpose.

         3. Construction. Landlord, as soon as practicable after the Lease and this Work Letter is executed, shall make arrangements to obtain all necessary governmental approvals and permits (but shall have no liability to Tenant for any inability to obtain necessary approvals or permits) and shall construct, consistent with industry custom and practice, the improvements indicated on the plans and specifications. Landlord, through the Contractor, shall construct Tenant's improvements and the Building Shell in a good and workmanlike manner, in compliance with all laws and using new material of good quality. Landlord will pay an amount equal to Two Hundred Fifty Seven Thousand Two Hundred Forty Dollars ($257,240.00) (the "Allowance") toward the cost of the design and construction of Tenant's improvements including, without limitation, architectural and engineering fees and costs and governmental permit fees and costs (the "Total Cost"). The Total Cost shall not include the following: (a) costs arising from changes to the final plans and specifications not approved by Tenant (unless the same are required by applicable laws or in connection with governmental approvals or permits); (b)
wages, labor and overhead for overhead and premium time unless requested by Tenant or required due to Tenant Delays; (c) interest and fees for construction financing; (d) bonds premiums (provided the same are not requested by Tenant or required due to Tenant Delays); and (e) costs for which Landlord receives reimbursement from others (including, without limitation, insurers and warrantors). If the Total Cost exceeds the Allowance, the difference shall be paid by Tenant to Landlord at the time the construction contract is signed. If the Total Cost is less than the Allowance (with such differential being referred to herein as the "Under Budget Amount"), then Base Rent shall be reduced by $0.015, per square foot, per month, for each $12,862.00 of the Under Budget Amount. In the event that Tenant requests any changes to the plans and specifications, Landlord shall not unreasonably withhold its consent to any such changes, provided the changes do not adversely affect the Building's structure, systems, equipment, security system or appearance, but if such changes cause the Total Cost of Tenant's improvements to exceed the Allowance, Tenant shall pay such increased costs to Landlord at such time as the request is approved by Landlord. If such changes delay Landlord's completion of the work shown on the plans and specifications, then such delay shall constitute Tenant Delays. Any other actions of Tenant, or inaction by Tenant, that are inconsistent with Tenant's obligations hereunder and which delay Landlord in completing Tenant's improvements shown on such plans and specifications, shall also constitute Tenant Delays. Landlord will utilize, for the construction of Tenant's improvements, the items and materials designated in the plans and specifications. However, whenever Landlord determines in its reasonable judgment that it is not possible to use such materials, Landlord shall have the right, upon receipt of Tenant's consent, which consent shall not be unreasonably withheld or delayed, to substitute comparable items and materials. If Tenant refuses to grant such consent, and Landlord is delayed in causing Tenant's improvements to be Substantially Complete (as hereinafter defined) because of Tenant's failure to permit the substitution of comparable items and materials, such delay shall constitute Tenant Delays. In addition, and without limiting the foregoing, Tenant shall in no event withhold its approval of any change required to comply with applicable laws or in connection with governmental approvals or permits.

         4. Substantially Complete. The term "Substantially Complete" means that Landlord has completed Tenant's improvements, other work that it is obligated to perform pursuant to this Work Letter, and all paving of the parking areas and the driveways of the Project, and a certificate of occupancy has been issued by the appropriate government agency, notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use of the Premises remain to be performed (items normally referred to as "Punch-List Items"). The Premises shall be deemed Substantially Complete even Tenant's furniture, telephones, telexes, telecopiers, photocopy machines, computers and other business machines or equipment have not been installed, the purchase and installation of which shall be Tenant's sole responsibility. Landlord shall cause the Punch-List Items to be corrected as soon as reasonably possible and practical.

LANDLORD:

         THE JOSEPH AND EDA PELL
         REVOCABLE TRUST DATED AUGUST 18, 1989


         By:               Signature illegible.
                           ------------------------------
                           Joseph Pell

         By:
                           ------------------------------
                           Eda Pell

TENANT:

         ADEPT TECHNOLOGY, INC.,
         a California corporation


         By:      /s/ Betsy A. Lange
                  ------------------------------


[Printed Name]    Betsy A. Lange
                  ------------------------------


[Printed Title]   CFO
                  ------------------------------


         By:      /s/ Brian Carlisle
                  ------------------------------

[Printed Name]    Brian Carlisle
                  ------------------------------

[Printed Title]   CEO
                  ------------------------------

EXHIBIT G


ARROYO BUSINESS PARK SIGN CRITERIA



I.       General Requirements for Window Graphics

         A.       Only vinyl material will be allowed for all graphic letters.

         B. All graphics must be submitted and approved by Landlord prior to any installation.

         C.       Letter size shall not exceed 12" (inches) in height.

         D. Logo size may not exceed 24" x 24" (inches) in size, if used. Logos may be custom painted.

         E. No window graphic area shall be larger than 3" x 5" (feet) in total dimension.

         F. All window graphics must be installed by a qualified graphic or sign contractor.

         G. It is the intent of this criteria to enhance the theme and aesthetics of the Project.


EXHIBIT H


BUILDING SHELL



Landlord's costs shall include all "hard and soft" costs related to the construction of the Project and the Building Shell (as defined below), including architectural and engineering services, permits, and utility fees for connections and meters for the standard Building Shell (but excluding any tenant improvements).

The "Building Shell" shall mean the Building structure, exterior walls, glass, floor slab, utilities (telephone, gas, electric, plumbing, fire and water) stubbed to the Building, and roof. Work related to the Project shall include the parking lot, parking lot lighting, and landscaping. Landlord shall also install an electrical panel in the Premises and install the main fire sprinkler trunks and a fully functional overhead system distributed throughout the Premises as required by applicable law.